DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020		Jun 30, 2021	Jun 30, 2020	2021 vs. 2020
EARNINGS SUMMARY
Interest Income	$2,589	$2,646	$2,760	$2,681	$2,672	($83)	(3%)	$5,235	$5,654	($419)	(7%)
Interest Expense	290	316	383	416	482	(192)	(40%)	606	1,066	(460)	(43%)
Net Interest Income	2,299	2,330	2,377	2,265	2,190	109	5%	4,629	4,588	41	1%
Discount/Interchange Revenue	937	766	811	752	622	315	51%	1,703	1,316	387	29%
Rewards Cost	598	525	569	514	385	213	55%	1,123	863	260	30%
Discount and Interchange Revenue, net	339	241	242	238	237	102	43%	580	453	127	28%
Protection Products Revenue	43	43	45	44	44	(1)	(2%)	86	91	(5)	(5%)
Loan Fee Income	105	107	110	100	85	20	24%	212	204	8	4%
Transaction Processing Revenue	58	51	52	50	49	9	18%	109	93	16	17%
Unrealized Gains on Equity Investments	729	—	—	—	—	729	100%	729	—	729	100%
Realized Gains on Equity Investments	—	—	—	—	43	(43)	(100%)	—	79	(79)	(100%)
Other Income	6	23	(2)	17	14	(8)	(57%)	29	42	(13)	(31%)
Total Non-Interest Income	1,280	465	447	449	472	808	171%	1,745	962	783	81%

Revenue Net of Interest Expense	3,579	2,795	2,824	2,714	2,662	917	34%	6,374	5,550	824	15%

Provision for Credit Losses	135	(365)	531	750	2,046	(1,911)	(93%)	(230)	3,853	(4,083)	(106%)

Employee Compensation and Benefits	498	506	504	471	452	46	10%	1,004	919	85	9%
Marketing and Business Development	175	154	159	140	129	46	36%	329	360	(31)	(9%)
Information Processing & Communications	145	109	198	111	117	28	24%	254	231	23	10%
Professional Fees	187	182	192	151	181	6	3%	369	374	(5)	(1%)
Premises and Equipment	22	24	30	26	27	(5)	(19%)	46	57	(11)	(19%)
Other Expense	195	106	195	106	171	24	14%	301	295	6	2%
Total Operating Expense	1,222	1,081	1,278	1,005	1,077	145	13%	2,303	2,236	67	3%

Income/ (Loss) Before Income Taxes	2,222	2,079	1,015	959	(461)	2,683	NM	4,301	(539)	4,840	NM
Tax Expense	524	486	216	188	(93)	617	NM	1,010	(110)	1,120	NM
Net Income/ (Loss)	$1,698	$1,593	$799	$771	($368)	$2,066	NM	$3,291	($429)	$3,720	NM
Net Income/ (Loss) Allocated to Common Stockholders	$1,688	$1,546	$794	$751	($369)	$2,057	NM	$3,234	($446)	$3,680	NM

Effective Tax Rate	23.6%	23.4%	21.3%	19.6%	20.2%			23.5%	20.4%

Net Interest Margin	10.68%	10.75%	10.63%	10.19%	9.81%	87	bps	10.72%	10.01%	71	bps
Operating Efficiency	34.1%	38.7%	45.2%	37.0%	40.5%	(640)	bps	36.1%	40.3%	(420)	bps
ROE	54%	56%	30%	31%	(15)%			55%	(9)%
ROCE	59%	59%	33%	34%	(16)%			59%	(10)%
Capital Returned to Common Stockholders	$649	$232	$119	$117	$136	$513	NM	$881	$604	$277	46%
Payout Ratio	38%	15%	15%	16%	(37)%			27%	(135)%

Ending Common Shares Outstanding	301	306	307	306	306	(5)	(2%)	301	306	(5)	(2%)
Weighted Average Common Shares Outstanding	304	307	307	306	306	(2)	(1%)	305	307	(2)	(1%)
Weighted Average Common Shares Outstanding (fully diluted)	304	307	307	306	306	(2)	(1%)	305	307	(2)	(1%)

PER SHARE STATISTICS
Basic EPS	$5.56	$5.04	$2.59	$2.45	($1.20)	$6.76	NM	$10.60	($1.45)	$12.05	NM
Diluted EPS	$5.55	$5.04	$2.59	$2.45	($1.20)	$6.75	NM	$10.59	($1.45)	$12.04	NM
Common Dividends Declared Per Share	$0.44	$0.44	$0.44	$0.44	$0.44	$—	—%	$0.88	$0.88	$—	—%
Common Stock Price (period end)	$118.29	$94.99	$90.53	$57.78	$50.09	$68.20	136%	$118.29	$50.09	$68.20	136%
Book Value per share	$43.72	$39.72	$35.50	$33.45	$31.47	$12.25	39%	$43.72	$31.47	$12.25	39%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities [1]	$25,209	$30,106	$25,703	$38,991	$28,201	($2,992)	(11%)
Total Loan Receivables	87,674	86,347	90,449	88,660	88,927	(1,253)	(1%)
Allowance for Credit Losses	(7,026)	(7,347)	(8,226)	(8,226)	(8,184)	1,158	14%
Net Loan Receivables	80,648	79,000	82,223	80,434	80,743	(95)	0%
Premises and Equipment, net	986	1,021	1,027	1,121	1,115	(129)	(12%)
Goodwill and Intangible Assets, net	256	350	350	350	351	(95)	(27%)
Other Assets	3,886	3,394	3,586	3,453	3,382	504	15%
Total Assets	$110,985	$113,871	$112,889	$124,349	$113,792	($2,807)	(2%)

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	$15,732	$16,681	$18,526	$19,661	$20,848	($5,116)	(25%)
Savings, Money Market, and Other Deposits [2,3]	46,823	47,420	44,971	43,282	40,266	6,557	16%
Total Direct to Consumer Deposits [2,3]	62,555	64,101	63,497	62,943	61,114	1,441	2%
Brokered Deposits and Other Deposits	11,921	12,644	13,407	15,072	16,250	(4,329)	(27%)
Deposits	74,476	76,745	76,904	78,015	77,364	(2,888)	(4%)
Short-term Borrowings [4]	—	—	—	10,700	—	—	NM
Securitized Borrowings	9,145	10,804	10,840	11,425	12,766	(3,621)	(28%)
Other Borrowings	10,205	10,207	10,401	10,416	10,428	(223)	(2%)
Borrowings	19,350	21,011	21,241	32,541	23,194	(3,844)	(17%)
Accrued Expenses and Other Liabilities	3,988	3,961	3,860	3,541	3,591	397	11%
Total Liabilities	97,814	101,717	102,005	114,097	104,149	(6,335)	(6%)
Total Equity	13,171	12,154	10,884	10,252	9,643	3,528	37%
Total Liabilities and Stockholders' Equity	$110,985	$113,871	$112,889	$124,349	$113,792	($2,807)	(2%)

LIQUIDITY
Liquidity Portfolio [5]	$23,201	$28,196	$24,411	$25,759	$26,853	($3,652)	(14%)
Private Asset-backed Securitizations	4,000	6,000	6,000	6,000	6,000	(2,000)	(33%)
Federal Home Loan Bank Borrowing Capacity	1,209	1,127	—	—	—	1,209	NM
Federal Reserve Discount Window [6]	32,328	32,457	32,930	32,635	32,830	(502)	(2%)
Undrawn Credit Facilities [6]	37,537	39,584	38,930	38,635	38,830	(1,293)	(3%)
Total Liquidity	$60,738	$67,780	$63,341	$64,394	$65,683	-$4,945	(8%)

[1] Numbers for the quarter ending September 30, 2020 includes $10.7 billion of agency pass-through residential mortgage-backed securities (RMBS) received in connection with a securities lending transaction entered into in September 2020

[2] Includes Affinity relationships

[3] Savings, Money Market, and Other Deposits includes checking and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[4] Represents the obligation to return the agency pass-through RMBS received from the counterparty of the securities lending transaction. The Company returned the RMBS when the securities lending transaction expired in November 2020

[5] Excludes U.S. Treasury securities that have been pledged as collateral in the securities lending transaction

[6] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020
BALANCE SHEET STATISTICS
Total Common Equity	$12,115	$11,098	$9,828	$9,196	$8,587	$3,528	41%
Total Common Equity/Total Assets	10.9%	9.7%	8.7%	7.4%	7.5%
Total Common Equity/Net Loans	15.0%	14.0%	12.0%	11.4%	10.6%

Tangible Assets	$110,729	$113,521	$112,539	$123,999	$113,441	($2,712)	(2%)
Tangible Common Equity [1]	$11,859	$10,748	$9,478	$8,846	$8,236	$3,623	44%
Tangible Common Equity/Tangible Assets [1]	10.7%	9.5%	8.4%	7.1%	7.3%
Tangible Common Equity/Net Loans [1]	14.7%	13.6%	11.5%	11.0%	10.2%
Tangible Common Equity per share [1]	$39.37	$35.12	$30.91	$28.86	$26.88	$12.49	46%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
Total Risk Based Capital Ratio	18.8%	18.0%	16.1%	15.2%	14.7%
Tier 1 Risk Based Capital Ratio	16.9%	16.1%	14.3%	13.3%	12.9%
Tier 1 Leverage Ratio	13.3%	12.2%	10.9%	10.6%	10.0%
Common Equity Tier 1 Capital Ratio	15.7%	14.9%	13.1%	12.2%	11.7%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020
AVERAGE BALANCES
Assets
Cash and Investment Securities	$26,784	$27,927	$30,245	$27,841	$25,681	$1,103	4%
Restricted Cash	897	136	121	775	226	671	NM
Credit Card Loans	67,420	68,723	69,997	69,643	70,848	(3,428)	(5%)
Private Student Loans	9,993	10,211	9,952	9,790	9,826	167	2%
Personal Loans	6,884	7,075	7,197	7,255	7,475	(591)	(8%)
Other Loans	1,999	1,896	1,814	1,734	1,622	377	23%
Total Loans	86,296	87,905	88,960	88,422	89,771	(3,475)	(4%)
Total Interest Earning Assets	113,977	115,968	119,326	117,038	115,678	(1,701)	(1%)
Allowance for Credit Losses	(7,342)	(8,214)	(8,222)	(8,183)	(6,927)	(415)	(6%)
Other Assets	5,971	6,165	6,050	5,981	5,717	254	4%
Total Assets	$112,606	$113,919	$117,154	$114,836	$114,468	($1,862)	(2%)

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$16,109	$17,682	$19,032	$20,295	$20,939	($4,830)	(23%)
Savings, Money Market, and Other Deposits [1,2]	46,020	45,020	43,489	41,256	37,874	8,146	22%
Interest-bearing Direct to Consumer Deposits [1,2]	62,129	62,702	62,521	61,551	58,813	3,316	6%
Brokered Deposits and Other Deposits	11,915	12,621	13,711	15,271	16,429	(4,514)	(27%)
Total Interest-bearing Deposits	74,044	75,323	76,232	76,822	75,242	(1,198)	(2%)
Short-term Borrowings	—	1	3,722	350	—	—	NM
Securitized Borrowings	10,305	10,826	10,945	12,115	12,960	(2,655)	(20%)
Other Long-term Borrowings	10,211	10,360	10,409	10,426	11,375	(1,164)	(10%)
Total Interest-bearing Liabilities	94,560	96,510	101,308	99,713	99,577	(5,017)	(5%)
Other Liabilities & Stockholders' Equity	18,046	17,409	15,846	15,123	14,891	3,155	21%
Total Liabilities and Stockholders' Equity	$112,606	$113,919	$117,154	$114,836	$114,468	($1,862)	(2%)

AVERAGE YIELD
Assets
Cash and Investment Securities	0.78%	0.79%	1.14%	0.90%	0.94%	(16)	bps
Restricted Cash	0.02%	0.03%	0.05%	0.09%	0.25%	(23)	bps
Credit Card Loans	12.52%	12.71%	12.65%	12.40%	12.34%	18	bps
Private Student Loans	7.41%	7.37%	7.40%	7.40%	7.46%	(5)	bps
Personal Loans	12.76%	12.83%	13.01%	13.03%	12.40%	36	bps
Other Loans	5.59%	5.94%	6.02%	6.25%	6.49%	(90)	bps
Total Loans	11.79%	11.96%	11.96%	11.78%	11.70%	9	bps
Total Interest Earning Assets	9.11%	9.25%	9.20%	9.11%	9.29%	(18)	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.32%	1.57%	1.80%	2.02%	2.22%	(90)	bps
Savings, Money Market, and Other Deposits [1,2]	0.42%	0.45%	0.57%	0.86%	1.29%	(87)	bps
Interest-bearing Direct to Consumer Deposits [1,2]	0.65%	0.77%	0.94%	1.25%	1.62%	(97)	bps
Brokered Deposits and Other Deposits	2.35%	2.37%	2.38%	2.47%	2.52%	(17)	bps
Total Interest-bearing Deposits	0.92%	1.04%	1.20%	1.49%	1.81%	(89)	bps
Short-term Borrowings	0.11%	0.15%	3.10%	3.10%	0.25%	(14)	bps
Securitized Borrowings	1.01%	1.07%	1.06%	1.04%	1.24%	(23)	bps
Other Long-term Borrowings	3.66%	3.72%	3.60%	3.60%	3.63%	3	bps
Total Interest-bearing Liabilities	1.23%	1.33%	1.50%	1.66%	1.95%	(72)	bps
Net Interest Margin	10.68%	10.75%	10.63%	10.19%	9.81%	87	bps
Net Yield on Interest-earning Assets	8.09%	8.15%	7.93%	7.70%	7.61%	48	bps

[1] Includes Affinity relationships
[2] Excludes checking which is a non-interest bearing deposit product. All non-interest bearing deposits, including checking, are reflected in Other Liabilities & Stockholders’ Equity on the average balance sheet

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020		Jun 30, 2021	Jun 30, 2020	2021 vs. 2020
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$87,674	$86,347	$90,449	$88,660	$88,927	($1,253)	(1%)	$87,674	$88,927	($1,253)	(1%)
Average Loans [1]	$86,296	$87,905	$88,960	$88,422	$89,771	($3,475)	(4%)	$87,096	$92,135	($5,039)	(5%)

Interest Yield	11.79%	11.96%	11.96%	11.78%	11.70%	9	bps	11.87%	12.03%	(16)	bps
Gross Principal Charge-off Rate	3.20%	3.45%	3.17%	3.78%	4.26%	(106)	bps	3.32%	4.20%	(88)	bps
Net Principal Charge-off Rate	2.12%	2.48%	2.38%	3.00%	3.44%	(132)	bps	2.30%	3.35%	(105)	bps
Delinquency Rate (30 or more days)	1.34%	1.67%	1.89%	1.77%	1.98%	(64)	bps
Delinquency Rate (90 or more days)	0.63%	0.85%	0.88%	0.80%	1.03%	(40)	bps
Gross Principal Charge-off Dollars	$688	$747	$709	$842	$950	($262)	(28%)	$1,435	$1,925	($490)	(25%)
Net Principal Charge-off Dollars	$456	$537	$531	$668	$767	($311)	(41%)	$993	$1,536	($543)	(35%)
Net Interest and Fee Charge-off Dollars	$101	$118	$113	$141	$169	($68)	(40%)	$219	$347	($128)	(37%)
Loans Delinquent 30 or more days	$1,172	$1,438	$1,705	$1,567	$1,763	($591)	(34%)
Loans Delinquent 90 or more days	$550	$732	$795	$708	$916	($366)	(40%)

Allowance for Credit Losses (period end)	$7,026	$7,347	$8,226	$8,226	$8,184	($1,158)	(14%)	$7,026	$8,184	($1,158)	(14%)
Reserve Change Build/ (Release) [2,3]	($321)	($879)	$—	$42	$1,271	($1,592)		($1,200)	$2,340	($3,540)
Reserve Rate	8.01%	8.51%	9.09%	9.28%	9.20%	(119)	bps	8.01%	9.20%	(119)	bps

CREDIT CARD LOANS
Ending Loans	$68,886	$67,304	$71,472	$69,656	$70,201	($1,315)	(2%)	$68,886	$70,201	($1,315)	(2%)
Average Loans	$67,420	$68,723	$69,997	$69,643	$70,848	($3,428)	(5%)	$68,068	$73,092	($5,024)	(7%)

Interest Yield	12.52%	12.71%	12.65%	12.40%	12.34%	18	bps	12.62%	12.63%	(1)	bps
Gross Principal Charge-off Rate	3.69%	3.91%	3.53%	4.33%	4.84%	(115)	bps	3.80%	4.74%	(94)	bps
Net Principal Charge-off Rate	2.45%	2.80%	2.63%	3.45%	3.90%	(145)	bps	2.63%	3.77%	(114)	bps
Delinquency Rate (30 or more days)	1.43%	1.85%	2.07%	1.91%	2.17%	(74)	bps	1.43%	2.17%	(74)	bps
Delinquency Rate (90 or more days)	0.73%	1.01%	1.03%	0.93%	1.21%	(48)	bps	0.73%	1.21%	(48)	bps
Gross Principal Charge-off Dollars	$620	$663	$621	$759	$852	($232)	(27%)	$1,283	$1,721	($438)	(25%)
Net Principal Charge-off Dollars	$412	$474	$463	$604	$688	($276)	(40%)	$886	$1,371	($485)	(35%)
Loans Delinquent 30 or more days	$983	$1,245	$1,478	$1,328	$1,523	($540)	(35%)	$983	$1,523	($540)	(35%)
Loans Delinquent 90 or more days	$504	$680	$739	$650	$846	($342)	(40%)	$504	$846	($342)	(40%)

Allowance for Credit Losses (period end)	$5,409	$5,640	$6,491	$6,491	$6,491	($1,082)	(17%)	$5,409	$6,491	($1,082)	(17%)
Reserve Change Build/ (Release) [2]	($231)	($851)	$—	$—	$1,185	($1,416)		($1,082)	$1,941	($3,023)
Reserve Rate	7.85%	8.38%	9.08%	9.32%	9.25%	(140)	bps	7.85%	9.25%	(140)	bps
Total Discover Card Volume	$48,049	$40,334	$43,581	$39,783	$33,105	$14,944	45%	$88,383	$70,579	$17,804	25%
Discover Card Sales Volume	$45,460	$37,744	$40,957	$37,134	$30,721	$14,739	48%	$83,204	$64,709	$18,495	29%
Rewards Rate	1.31%	1.38%	1.38%	1.38%	1.24%	7	bps	1.34%	1.33%	1	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes January 1, 2020 CECL day one impact
[3] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020		Jun 30, 2021	Jun 30, 2020	2021 vs. 2020
PRIVATE STUDENT LOANS
Organic Student Loans	$9,021	$9,254	$8,989	$8,989	$8,635	$386	4%	$9,021	$8,635	$386	4%
Purchased Student Loans	843	899	965	1,027	1,095	(252)	(23%)	843	1,095	(252)	(23%)
Total Private Student Loans	$9,864	$10,153	$9,954	$10,016	$9,730	$134	1%	$9,864	$9,730	$134	1%

Interest Yield	7.41%	7.37%	7.40%	7.40%	7.46%	(5)	bps	7.39%	7.85%	(46)	bps
Net Principal Charge-off Rate [1]	0.53%	0.53%	0.71%	0.58%	0.62%	(9)	bps	0.53%	0.65%	(12)	bps
Delinquency Rate (30 or more days)	1.34%	1.20%	1.39%	1.49%	1.57%	(23)	bps	1.34%	1.57%	(23)	bps

Reserve Rate	8.39%	8.49%	8.43%	8.38%	8.21%	18	bps	8.39%	8.21%	18	bps

PERSONAL LOANS
Ending Loans	$6,865	$6,961	$7,177	$7,211	$7,316	($451)	(6%)	$6,865	$7,316	($451)	(6%)

Interest Yield	12.76%	12.83%	13.01%	13.03%	12.40%	36	bps	12.79%	12.84%	(5)	bps
Net Principal Charge-off Rate	1.80%	2.80%	2.79%	2.69%	3.43%	(163)	bps	2.30%	3.51%	(121)	bps
Delinquency Rate (30 or more days)	0.69%	0.84%	1.08%	1.10%	1.07%	(38)	bps	0.69%	1.07%	(38)	bps

Reserve Rate	10.85%	11.55%	11.94%	11.89%	11.71%	(86)	bps	10.85%	11.71%	(86)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Jun 30, 2021 vs. Jun 30, 2020		Jun 30, 2021	Jun 30, 2020	2021 vs. 2020
DIGITAL BANKING
Interest Income	$2,589	$2,646	$2,760	$2,681	$2,672	($83)	(3%)	$5,235	$5,654	($419)	(7%)
Interest Expense	290	316	383	416	482	(192)	(40%)	606	1,066	(460)	(43%)
Net Interest Income	2,299	2,330	2,377	2,265	2,190	109	5%	4,629	4,588	41	1%
Non-Interest Income	458	379	368	371	354	104	29%	837	720	117	16%
Revenue Net of Interest Expense	2,757	2,709	2,745	2,636	2,544	213	8%	5,466	5,308	158	3%
Provision for Credit Losses	135	(365)	531	750	2,046	(1,911)	(93%)	(230)	3,853	(4,083)	(106%)
Total Operating Expense	1,092	1,047	1,223	969	982	110	11%	2,139	2,100	39	2%
Income/ (Loss) Before Income Taxes	$1,530	$2,027	$991	$917	($484)	$2,014	NM	$3,557	($645)	$4,202	NM

Net Interest Margin	10.68%	10.75%	10.63%	10.19%	9.81%	87	bps	10.72%	10.01%	71	bps
Pretax Return on Loan Receivables	7.11%	9.36%	4.44%	4.13%	(2.17)%	928	bps	8.24%	(1.41)%	965	bps

Allowance for Credit Losses (period end)	$7,026	$7,347	$8,226	$8,226	$8,184	($1,158)	(14%)	$7,026	$8,184	($1,158)	(14%)
Reserve Change Build/ (Release) [1]	($321)	($879)	$0	$42	$1,271	($1,592)		($1,200)	$2,340	($3,540)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income	822	86	79	78	118	704	NM	908	242	666	NM
Revenue Net of Interest Expense	822	86	79	78	118	704	NM	908	242	666	NM
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	130	34	55	36	95	35	37%	164	136	28	21%
Income/ (Loss) Before Income Taxes	$692	$52	$24	$42	$23	$669	NM	$744	$106	$638	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	799	678	735	679	565	234	41%	1,477	1,210	267	22%
PULSE Network	1,399	1,310	1,286	1,270	1,209	190	16%	2,709	2,398	311	13%
Total	$2,198	$1,988	$2,021	$1,949	$1,774	$424	24%	4,186	3,608	578	16%

NETWORK VOLUME
PULSE Network	$62,855	$60,399	$55,055	$54,993	$52,859	$9,996	19%	$123,254	$102,033	$21,221	21%
Network Partners	9,468	9,629	8,740	8,917	7,280	2,188	30%	19,097	14,260	4,837	34%
Diners Club International [2]	6,126	5,897	6,321	5,839	4,339	1,787	41%	12,023	12,076	(53)	—%
Total Payment Services	78,449	75,925	70,116	69,749	64,478	13,971	22%	154,374	128,369	26,005	20%
Discover Network - Proprietary	47,201	39,202	42,526	38,699	32,349	14,852	46%	86,403	67,529	18,874	28%
Total	$125,650	$115,127	$112,642	$108,448	$96,827	$28,823	30%	$240,777	$195,898	$44,879	23%

[1] Excludes January 1, 2020 CECL day one impact
[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020
GAAP Total Common Equity	$12,115	$11,098	$9,828	$9,196	$8,587
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(1)	(95)	(95)	(95)	(96)
Tangible Common Equity [1]	$11,859	$10,748	$9,478	$8,846	$8,236

GAAP Book Value Per Share	$43.72	$39.72	$35.50	$33.45	$31.47
Less: Goodwill	(0.84)	(0.84)	(0.84)	(0.84)	(0.83)
Less: Intangibles	0.00	(0.31)	(0.31)	(0.31)	(0.31)
Less: Preferred Stock	(3.51)	(3.45)	(3.44)	(3.44)	(3.45)
Tangible Common Equity Per Share	$39.37	$35.12	$30.91	$28.86	$26.88

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms